Exhibit(a)(13)

                          SCUDDER INVESTMENTS VIT FUNDS
                         WRITTEN INSTRUMENT AMENDING THE
                              DECLARATION OF TRUST
                              --------------------

         The undersigned, being a majority of the duly elected and qualified Trustees of Scudder Investments VIT Funds (the "Trust"), a Massachussetts business trust, acting pursuant to the authority granted to the Board of Trustees in the Amended and Restated Declaration of Trust dated January 18, 1996, as amended (the "Declaration of Trust"), do hereby certify that the following amendments to the Declaration of Trust were adopted by the favorable vote on December 2, 2005 of all of the Trustees of the shares of beneficial interest of the series of the Trust outstanding and entitled to vote to wit: (i) changing the name of the Trust to "DWS Investments VIT Funds," and (ii) changing the name of the series of the Trust as follows:

Current Name                                         New Name
------------                                         --------
Scudder Equity 500 Index Fund                        DWS Equity 500 Index VIP
Scudder Small Cap Index Fund                         DWS Small Cap Index VIP
Scudder Real Estate Securities Portfolio             DWS RREEF Real Estate Securtities VIP

         This instrument shall constitute an amendment to the Declaration of Trust effective as of February 6, 2006.

         IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.

/s/Richard R. Burt                              /s/Rebecca W. Rimel
--------------------------------                --------------------------------
Richard R. Burt, as Trustee                     Rebecca W. Rimel, as Trustee

/s/S. Leland Dill                               /s/Philip Saunders, Jr.
--------------------------------                --------------------------------
S. Leland Dill, as Trustee                      Philip Saunders, Jr., as Trustee


--------------------------------                --------------------------------
Martin J. Gruber, as Trustee                    William N. Searcy, as Trustee

/s/Richard J. Herring
--------------------------------                --------------------------------
Richard J. Herring, as Trustee                  William Shiebler, as Trustee

/s/Graham E. Jones
-------------------------
Graham E. Jones, as Trustee


Dated as of January 6, 2006

                                                                  Exhibit(a)(13)

                          SCUDDER INVESTMENTS VIT FUNDS
                         WRITTEN INSTRUMENT AMENDING THE
                              DECLARATION OF TRUST
                              --------------------

         The undersigned, being a majority of the duly elected and qualified Trustees of Scudder Investments VIT Funds (the "Trust"), a Massachussetts business trust, acting pursuant to the authority granted to the Board of Trustees in the Amended and Restated Declaration of Trust dated January 18, 1996, as amended (the "Declaration of Trust"), do hereby certify that the following amendments to the Declaration of Trust were adopted by the favorable vote on December 2, 2005 of all of the Trustees of the shares of beneficial interest of the series of the Trust outstanding and entitled to vote to wit: (i) changing the name of the Trust to "DWS Investments VIT Funds," and (ii) changing the name of the series of the Trust as follows:

Current Name                                         New Name
------------                                         --------
Scudder Equity 500 Index Fund                        DWS Equity 500 Index VIP
Scudder Small Cap Index Fund                         DWS Small Cap Index VIP
Scudder Real Estate Securities Portfolio             DWS RREEF Real Estate Securtities VIP

         This instrument shall constitute an amendment to the Declaration of Trust effective as of February 6, 2006.

         IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.

--------------------------------                --------------------------------
Richard R. Burt, as Trustee                     Rebecca W. Rimel, as Trustee

--------------------------------                --------------------------------
S. Leland Dill, as Trustee                      Philip Saunders, Jr., as Trustee

                                                /s/William N. Searcy
--------------------------------                --------------------------------
Martin J. Gruber, as Trustee                    William N. Searcy, as Trustee

--------------------------------                --------------------------------
Richard J. Herring, as Trustee                  William Shiebler, as Trustee

-------------------------
Graham E. Jones, as Trustee


Dated as of December 22, 2005

                                                                  Exhibit(a)(13)

                          SCUDDER INVESTMENTS VIT FUNDS
                         WRITTEN INSTRUMENT AMENDING THE
                              DECLARATION OF TRUST
                              --------------------

         The undersigned, being a majority of the duly elected and qualified Trustees of Scudder Investments VIT Funds (the "Trust"), a Massachussetts business trust, acting pursuant to the authority granted to the Board of Trustees in the Amended and Restated Declaration of Trust dated January 18, 1996, as amended (the "Declaration of Trust"), do hereby certify that the following amendments to the Declaration of Trust were adopted by the favorable vote on December 2, 2005 of all of the Trustees of the shares of beneficial interest of the series of the Trust outstanding and entitled to vote to wit: (i) changing the name of the Trust to "DWS Investments VIT Funds," and (ii) changing the name of the series of the Trust as follows:

Current Name                                         New Name
------------                                         --------
Scudder Equity 500 Index Fund                        DWS Equity 500 Index VIP
Scudder Small Cap Index Fund                         DWS Small Cap Index VIP
Scudder Real Estate Securities Portfolio             DWS RREEF Real Estate Securtities VIP

         This instrument shall constitute an amendment to the Declaration of Trust effective as of February 6, 2006.

         IN WITNESS WHEREOF, the undersigned have this day signed this Instrument.

--------------------------------                --------------------------------
Richard R. Burt, as Trustee                     Rebecca W. Rimel, as Trustee

--------------------------------                --------------------------------
S. Leland Dill, as Trustee                      Philip Saunders, Jr., as Trustee

/s/Martin J. Gruber
--------------------------------                --------------------------------
Martin J. Gruber, as Trustee                    William N. Searcy, as Trustee

--------------------------------                --------------------------------
Richard J. Herring, as Trustee                  William Shiebler, as Trustee

-------------------------
Graham E. Jones, as Trustee


Dated as of December 26, 2005